UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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	(1)	Amount Previously Paid:
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April 30, 2019

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 12, 2019. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m. Mountain Daylight Time. The formal meeting notice and Proxy Statement for the Annual Meeting are attached.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to access the proxy materials and vote via the Internet in accordance with the “notice and access” letter you will receive, or if you request paper copies of the proxy materials by mail, complete, sign, date and promptly return the proxy card. Returning your completed proxy card or voting via the Internet will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 12, 2019

TO THE STOCKHOLDERS OF LIPOCINE INC.:

On behalf of the Board of Directors of Lipocine Inc., a Delaware corporation (“Lipocine” or the “Company”), Lipocine is pleased to deliver the accompanying Proxy Statement in connection with the annual meeting of stockholders of Lipocine (“Annual Meeting”) which will be held on June 12, 2019, at 10:00 a.m. Mountain Daylight Time, at the offices of Lipocine, located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect five (5) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2019;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To consider one stockholder proposal, if properly presented at the Annual Meeting, to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections; and

5.	To conduct any other business properly brought before the 2019 Annual Meeting and any adjournment or postponement thereof.

The proposals are described in more detail in this Proxy Statement, which Lipocine encourages you to read carefully and in its entirety before voting.

This year, we are again using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 2, 2019, we will mail to stockholders holding shares in “street name” a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2018, or Annual Report, online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report.

The close of business on April 15, 2019 has been fixed as the record date for determining those holders of Lipocine common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to access the proxy materials and vote via the Internet in accordance with the Notice you will receive, or if you request paper copies of the proxy materials by mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each Notice or proxy card you receive.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 12, 2019: This notice of annual meeting of stockholders, the Proxy Statement, and our Annual Report on Form 10-K for 2018 are available at http://ir.lipocine.com/annuals-proxies.cfm.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

Salt Lake City, Utah

April 30, 2019

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE USING INTERNET VOTING OR IF YOU REQUEST TO RECEIVE THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

 _________________________________________________________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

_________________________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lipocine Inc., a Delaware corporation, to be used at its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), and which will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m. Mountain Daylight Time on June 12, 2019, and at any adjournments or postponements thereof. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting in person.

This year, we are again providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. On or about May 2, 2019, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2018 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Stockholders who owned Lipocine Inc. common stock at the close of business on April 15, 2019 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 24,580,663 shares of common stock outstanding and approximately 106 shareholders of record according to information provided by our transfer agent.

We will provide, without charge, a copy of our Annual Report on Form 10-K to each stockholder of record as of the Record Date that requests according to the instructions included in the Notice. Any exhibits listed in the Annual Report on Form 10-K will be furnished upon request at the actual expense we incur in furnishing such exhibit.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

TABLE OF CONTENTS

Page
ANNUAL MEETING OF STOCKHOLDERS	2

VOTING AND RELATED MATTERS	5

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	8

cORPORATE GOVERNANCE	11

dIRECTOR COMPENSATION	14

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF TANNER LLC	15

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGMENT	19

EXECUTIVE COMPENSATION	21

PROPOSAL NO. 4 - consider one stockholder proposal, if properly presented at the Annual Meeting, to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections	26

OTHER MATTERS	28

APPENDIX I	30

APPENDIX ii	31

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at our 2019 Annual Meeting of Stockholders to be held on Wednesday, June 12, 2019 (the “Annual Meeting”), at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Daylight Time, and at any adjournments or postponements thereof.

•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

This year, we are again providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. On or about May 2, 2019, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2018 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Information About the Annual Meeting

Why am I receiving these materials?

The purposes of the Annual Meeting are:

1.	To elect five (5) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2019;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To consider one stockholder proposal, if properly presented at the Annual Meeting, to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections; and

5.	To conduct any other business properly brought before the 2019 Annual Meeting and any adjournment or postponement thereof.

The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2019 Annual Meeting in accordance with the provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”).

You are receiving this Proxy Statement as a stockholder of the Company as of April 15, 2019, the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the 2019 Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 3 AND AGAINST PROPOSAL NO. 4.

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When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, on Wednesday, June 12, 2019.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What is “Notice and Access” and why did Lipocine use it?

We are making the proxy solicitation materials available to stockholders electronically via the Internet under the Notice and Access rules and regulations of the Securities and Exchange Commission, or SEC. On or about May 2, 2019, we mailed to stockholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on or about April 30, 2019. The Notice includes information on how to access and review the proxy materials and how to vote via the Internet. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Stockholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 24,580,663 shares of our common stock outstanding.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card, via the Internet or in person at the Annual Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.	FOR the election of each Board nominee;

2.	FOR the ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the year ending December 31, 2019;

3.	FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”; and

4.	AGAINST the stockholder proposal to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections.

The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

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Information About Voting

Who can vote at the Annual Meeting?

All stockholders of record at the close of business on the Record Date, April 15, 2019, are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. Alternatively, you may vote your shares over the Internet by following the Internet voting instructions in the Notice. If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your Proxy Card and returning it to us on or prior to June 12, 2019 (proxy cards received after June 11, 2019 (i.e., on or after the Annual Meeting date) will not be counted). Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you want to vote in person at the Annual Meeting and you hold shares of our common stock in street name, you should follow the instructions in the Notice or your broker should give you instructions for voting your shares. In these cases, you may vote by Internet or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

If you hold shares of our common stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 3 and 4. We believe that Proposal 2 — ratification of our auditor — is a routine matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Can I change my vote after I vote via the Internet or return my proxy card?

Yes. Even after you have voted over the Internet or submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Lipocine. You may also change your vote at any time before the proxy is exercised by either casting a new vote over the Internet or sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal No. 1, the election of five directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, meaning that the nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected, provided a quorum is present in person or by proxy. As a result, the five director nominees receiving

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the most “for” votes at the Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3 and 4 will be decided by the affirmative vote of the majority of shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting.

A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 2, 3 and 4.

What is a broker non-vote?

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans and the approval of an amendment to a company’s certificate of incorporation.  Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Who can help answer my other questions?

If you have more questions about the Annual Meeting or require assistance in submitting your proxy or voting your shares, please contact Morgan R. Brown, our corporate secretary, at 1-801-519-4090 or by email at mb@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You may vote your shares over the internet by following the Internet voting instructions in the Notice. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2019.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to return a proxy card.

Voting by Mail.  If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your proxy card and returning it to us on or prior to June 11, 2019 (proxy cards received after June 11, 2019 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

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•	enter a new vote over the Internet or by signing and returning a replacement proxy card;

•	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

•	attend the Annual Meeting and vote in person.

 Quorum and Voting Requirements

Stockholders of record at the close of business on April 15, 2019, are entitled to receive notice and vote at the meeting. On the Record Date, there were 24,580,663 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	For Proposal No. 1 a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	Proposal Nos. 2, 3 and 4 will be decided by the affirmative vote of the majority of the shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3 and 4; and

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the vote. With regard to Proposals 2, 3 and 4, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a vote is properly cast via the Internet or proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this Proxy Statement unless the authority to vote for such directors is withheld (Proposal No. 1);

(2)	“for” the ratification of the Audit Committee's appointment of Tanner LLC as our independent registered accounting firm for the year ending December 31, 2019 (Proposal No. 2);

(3)	“for” the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation” (Proposal No. 3);

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(4)	“against” the stockholder proposal to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections (Proposal No. 4); and

(5)	at the discretion of your proxy holder, on any other matter that may be properly brought before the meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one Notice to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Notice in the future, you may telephone our Corporate Secretary at (801) 519-4090, by email at mb@lipocine.com or write to Morgan Brown at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of the Notice, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by e-mail and mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 12, 2019: The notice of annual meeting of stockholders, this Proxy Statement, and our Annual Report on Form 10-K for 2018 are available at https://materials.proxyvote.com/53630X.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview

There are currently five members of our Board. The terms of all of our directors are scheduled to expire at the 2019 Annual Meeting of Stockholders, at which time all five of the incumbents will stand for re-election. The five director nominees, if elected, will serve a one-year term until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

•	Dr. Mahesh V. Patel

•	Dr. Stephen A. Hill

•	Jeffrey A. Fink

•	John W. Higuchi

•	Dr. Richard Dana Ono

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of March 15, 2019 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management”. The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

Our directors and their ages as of March 31, 2019, are as follows:

Name	Age	Position(s)	Director Since
Dr. Mahesh V. Patel, Ph.D.*	62	President, Chief Executive Officer and Chairman of the Board of Directors	1997
Dr. Stephen A. Hill, M.A., F.R.C.S.*+†	60	Director	2014
Mr. Jeffrey A. Fink*+	61	Director	2014
John W. Higuchi, M.B.A.*	51	Director	2003
Dr. Richard Dana Ono, Ph.D.*+†	66	Director	2014

*	Nominee for election to Board
+	Member of the Audit Committee
†	Member of the Compensation Committee

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 Business Experience of Nominees

Mahesh V. Patel, Ph.D. has served as our President and Chief Executive Officer since 1997, as a member of our Board of Directors since 1997 and currently serves as the Chairman of our Board of Directors. Dr. Patel has more than 28 years of experience in strategic planning, technology assessment/development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Dr. Stephen A. Hill, M.A., F.R.C.S. has served as a member of our Board of Directors since January 2014 and has been a member of the Board and Chief Executive Officer of Faraday Pharmaceuticals, a biopharmaceutical company pursuing the development of elemental reducing agents, since August 2015. From December 2012 until its merger with Catalyst Biosciences in August 2015, Dr. Hill was President and CEO of Targacept, Inc., a Nasdaq listed biotechnology company. From May 2012 to November 2012, Dr. Hill served as president and chief executive officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as president and chief executive officer of 21st Century Biodefense, a biodefense company. From April 2008 until its acquisition in December 2010, he served as president and chief executive officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as president, chief executive officer and director of ArQule, Inc., a biotech company, from April 1999 to March 2008. Dr. Hill is a member of the Board of Directors of the publicly-traded companies Cellectar Biosciences and Catalyst Biosciences. Dr. Hill is a Fellow of the Royal College of Surgeons of England and holds his scientific and medical degrees from St. Catherine's College at Oxford University.  We believe Dr. Hill brings to the Board extensive experience across a broad range of senior management positions with both pharmaceutical and biotechnology companies.

Jeffrey A. Fink has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, LLC, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. Mr. Fink is a member of the Board of Directors of Progenitor Inc. and Navigen Inc., both privately held life science companies based in Salt Lake City, Utah. Mr. Fink received a BA in Economics, cum laude, from Kalamazoo College and holds an MBA in finance, with distinction, from the University of Michigan. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry will greatly benefit the Board.

John W. Higuchi, M.B.A. has served as a member of our Board of Directors since 2003. Since 2003, Mr. Higuchi has served as President and Chief Executive Officer of Aciont Inc., an ocular therapeutics company. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi also has worked for the American Chemical Society. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and Master of Science in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our company obtained while serving as a director of our company, will greatly benefit our Board of Directors.

Dr. Richard Dana Ono, Ph.D. has served as a director of the Company since January 2014 and has over 35 years of experience managing public and private life science companies as well as venture capital. Since 2013, he has been an executive-in-residence to several universities in the United States advising their licensing offices in spin-outs and new company formation from promising technologies.  Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development of life science start-ups and has been involved in a number of pioneering milestones in biotechnology. Dr. Ono has founded several biotech companies in the U.S. Dr. Ono is a founding director of the Massachusetts Biotechnology Council, Inc. (MassBio) and served on the Board of Trustees of the Marine Biological Laboratory in Woods Hole, Massachusetts. He is a Fellow of the Linnean Society of London and a National Member of the Explorers Club. Additionally, he serves as a member of the Board of Directors of Hedgepath Pharmaceuticals, Inc. Dr. Ono received his AB in Earth & Planetary Sciences from The Johns Hopkins University and his AM and PhD in Biology from Harvard University, where he also completed a program in business administration. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development will greatly benefit the Board of Directors.

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Currently, directors are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

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CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined by resolution of the Board. Our Board has fixed the number of directors at five. Our Board currently consists of five members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has nominated Dr. Mahesh V. Patel, Dr. Stephen A. Hill, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono and Mr. John W. Higuchi for election at the Annual Meeting. Dr. Hill is currently serving as the Lead Independent Director and Mr. Fink and Dr. Ono are also serving as independent directors. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment of corporate strategy.

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. Dr. Stephen A. Hill currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	frequently consults with the Chairman and CEO about strategic policies;

•	provides the Chairman and CEO with input regarding Board meetings;

•	serves as a liaison between the Chairman and CEO and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

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No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Board Role in Risk Oversight

Our Board of Directors is responsible for overseeing the Company’s management of risk.  The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders.  The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management.  To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk.  Our Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures.  Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees.  Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices.   Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.lipocine.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee consists of Mr. Fink, Dr. Hill and Dr. Ono with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission. During the fiscal year ended December 31, 2018, the Audit Committee held five meetings.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our Third Amended and Restated 2014 Stock and Incentive Plan. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee is entitled, at its discretion, to engage a compensation consultant to advise the Compensation Committee. Dr. Patel makes recommendations to the Compensation Committee regarding the compensation of the other executive officers.

Our Compensation Committee consists of Drs. Hill and Ono with Dr. Hill serving as the Compensation Committee Chairman. The Board has determined that all members of our Compensation Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board. During the fiscal year ended December 31, 2018, the Compensation Committee held two meetings and had multiple

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informal discussions amongst themselves. Additionally, the Compensation Committee deferred much of the corporate goal setting process to the full board in 2018.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, our independent directors, which constitute a majority of the Board of Directors, determine the director nominees and recommend the director nominees to the Board of Directors, after which all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishments and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders.  However, our policy is to give due consideration to any and all such candidates.  A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Morgan R. Brown.  While have paid fees to third-party search firms in the past to assist us in identifying potential nominees, we did not use any such search firms in 2018.

Board Meetings and Attendance at Annual Meetings

The Board held a total of five meetings during 2018. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board held during 2018 and the total number of meetings of all committees of the Board on which that director served during the periods of such service. Although we do not have a formal policy regarding attendance by directors at our annual meeting, we encourage directors to attend. We held our annual meeting of stockholders for the 2017 fiscal year on June 13, 2018 and one of our directors was in attendance.

Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2018. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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DIRECTOR COMPENSATION

The following table provides information regarding compensation of non-employee directors who served during 2018. In 2018, each non-employee director received an annual retainer of $35,000; members of the Audit Committee received an additional $5,000 for such service and members of the Compensation Committee received an additional $5,000 for such service. Also in 2018, the Chair of the Audit Committee received $16,500, the Chair of the Compensation Committee received $10,000 and the Lead Independent Director received $25,000. Finally, we reimbursed our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors during 2018. On June 27, 2018, directors received a stock option award of 20,000 shares of commons stock. This grant consisted of the annual director stock option award of 10,000 shares of common stock that is typically granted post director election at the annual shareholder meeting as well as an additional stock option award of 10,000 shares of common stock which represented the annual grant to directors that was deferred in 2017. Each new director will receive an initial stock option grant to purchase 10,000 shares of common stock of the Company at an exercise price per share equal to the closing price of our common stock on the date of grant.

Director Compensation for 2018

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Other Compensation	Total
Name	($)	($)	($)(5)	($)	($)
Jeffrey A. Fink (1)	51,500	-	17,611	-	69,111
John W. Higuchi (2)	35,000	-	17,611	-	52,611
Dr. Stephen A. Hill (3)	75,000	-	17,611	-	92,611
Dr. R. Dana Ono (4)	45,000	-	17,611	-	62,611

(1)	As of December 31, 2018, Mr. Fink had 60,000 option awards outstanding and 5,625 restricted stock units outstanding.

(2)	As of December 31, 2018, Mr. Higuchi had 231,490 option awards outstanding and 3,750 restricted stock units outstanding.

(3)	As of December 31, 2018, Dr. Hill had 60,000 option awards outstanding and 7,500 restricted stock units outstanding.

(4)	As of December 31, 2018, Dr. Ono had 60,000 option awards outstanding and 5,250 restricted stock units outstanding.

(5)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2018 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2019.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee has engaged the registered public accounting firm of Tanner LLC as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019. Tanner LLC audited our financial statements for the year ended December 31, 2018. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Tanner LLC to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Change in Independent Registered Public Accounting Firm

On June 27, 2018, the Company, with the approval of the Audit Committee, dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective on June 27, 2018.

During the Company’s fiscal years ended December 31, 2017 and December 31, 2016 and through June 27, 2018, the Company did not have any disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s fiscal years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through June 27, 2018, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2017 did not contain any adverse opinion or disclaimer of opinion. No audit report on the effectiveness of internal control over financial reporting was issued by KPMG as of December 31, 2016.

The Company provided KPMG with a copy of the above disclosures, which were originally filed on June 29, 2018 in the Company’s Current Report on Form 8-K and at that time requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s original letter, dated June 29, 2018, is attached as Appendix I.

On June 27, 2018, the Audit Committee approved the appointment of Tanner LLC (“Tanner”) as the Company’s new independent registered public accounting firm commencing for its quarter ended June 30, 2018 and its fiscal year ending December 31, 2018.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through June 27, 2018, neither the Company, nor anyone on its behalf, consulted with Tanner regarding either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Tanner and KPMG for the fiscal year ended December 31, 2018* and KPMG for the fiscal year ended December 31, 2017:

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	2018	2017

Audit fees	$238,841	$448,256

Audit-related fees	-	-

Tax fees	-	-

All other fees	-	-

Total audit and tax fees	$238,841	$448,256

Audit fees consist of Tanner’s ($140,749 in 2018) and KPMG’s ($98,092 in 2018 and $448,256 in 2017) fees for services related to their audits of our annual financial statements, audit of effectiveness of internal control over financial reporting, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters.

Audit-related fees consist of fees for assurance related services by KPMG and Tanner that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees." We did not incur any fees under this category in 2018 or 2017.

Tax fees consist of advisory services consisting primarily of tax advice rendered by KPMG and Tanner. We did not incur any fees under this category in 2018 or 2017.

All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2018 or 2017.

* The company switched principal accountants from KPMG to Tanner beginning with the review of the 2018 second quarter Form 10-Q.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. In 2018, all audit services performed by our independent accountants were pre-approved by our Audit Committee to assure that such services did not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by Tanner for non-audit services.

Attendance at Annual Meeting

Representatives from Tanner are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting vote in favor of the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019.

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Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with Tanner LLC the matters required to be discussed by the requirements of the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from Tanner required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Tanner its independence from us.

Based on its review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2018 be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2018, which was filed on March 6, 2019.

Members of the Audit Committee

Jeffrey A. Fink
Dr. Stephen A. Hill
Dr. Richard Dana Ono

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2018 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives based on Radford Global Life Science Survey data targeting companies with less than 50 employees, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent. The Compensation Committee will develop a target peer group of pharmaceutical and biopharmaceutical companies of similar size, stage of development and complexity if and when it becomes clear that TLANDO will be approved by the FDA.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2018 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our 2019 Annual Meeting:

“RESOLVED, that the stockholders of Lipocine Inc. (the “ Company ”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 15, 2019 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 24,437,617 shares of common stock outstanding as of March 15, 2019. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 15, 2019 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers
Mahesh V. Patel, Ph.D.(1)	1,508,119	6.0%
Morgan R. Brown, M.B.A.(2)	248,525	1.0%

Nachiappan Chidambaram, Ph.D. (3)	134,083	*
John W. Higuchi, M.B.A.(4)	687,988	2.8%
Stephen A. Hill, M.A., F.R.C.S..(5)	45,250	*
Jeffrey A Fink.(6)	40,937	*
R. Dana Ono, Ph.D.(7)	44,875	*
All executive officers and directors as a group (7 persons)	2,709,777	10.5%
5% Stockholders Not Listed Above
None

* Less than 1.0%.

(1)	Includes (i) shares Dr. Patel has the right to acquire through the exercise of options within 60 days of March 15, 2019 and (ii) shares held by his spouse.

(2)	Includes shares Mr. Brown has the right to acquire through the exercise of options within 60 days of March 15, 2019.

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(3)	Includes shares Dr. Chidambaram has the right to acquire through the exercise of options within 60 days of March 15, 2019.

(4)	Includes shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of March 15, 2019.

(5)	Includes shares Dr. Hill has the right to acquire through the exercise of options within 60 days of March 15, 2019.

(6)	Includes shares Mr. Fink has the right to acquire through the exercise of options within 60 days of March 15, 2019.

(7)	Includes shares Dr. Ono has the right to acquire through the exercise of options within 60 days of March 15, 2019.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding our current executive officers as of March 31, 2019:

Name	Age	Position(s)
Mahesh V. Patel, Ph.D.	62	President, Chief Executive Officer and Chairman of the Board of Directors
Morgan R. Brown, M.B.A.	50	Executive Vice President and Chief Financial Officer
Nachiappan Chidambaram, Ph.D.	50	Vice President, Product Development

Executive Officers

Mahesh V. Patel, Ph.D., is our President, Chief Executive Officer and Chairman of the Board of Directors. Dr. Patel’s biographical information can be found under “Directors” above.

Morgan R. Brown, M.B.A. has served as our Executive Vice President and Chief Financial Officer since September 2013. Mr. Brown served as Executive Vice President and Chief Financial Officer at Innovus Pharmaceuticals, Inc., a pharmaceuticals company, from May 2013 to September 2013. From August 2012 to May 2013, Mr. Brown consulted for Heartware International Inc., a medical device company. From August 2009 to August 2012, Mr. Brown served as Executive Vice President and Chief Financial Officer at World Heart Corporation, a medical device company. From August 2008 to August 2009, Mr. Brown served as Chief Financial Officer and Senior Vice President at Lifetree Clinical Research, a clinical research organization. Previously, Mr. Brown served as Vice President Finance and Treasurer at NPS Pharmaceuticals, Inc., a biotechnology company. Mr. Brown received a B.S. in Accounting from Utah State University and an M.B.A. from the University of Utah.

Nachiappan Chidambaram, Ph.D. has served as our Vice President, Product Development, since July 2014 and has over 18 years of product development experience in pharma and biotech. Prior to being promoted to Vice President, Product Development, Dr. Chidambaram served in various product development leadership roles including Associate Director, Product Development, from 2007 to 2014. Prior to joining Lipocine in 2007, Dr. Chidambaram served as the Group Leader at Banner Pharmacaps from 2000 to 2007. He received his Ph.D. in Pharmaceutics from the University of Connecticut in 2000.

Compensation Summary

The following tables contains information with respect to the compensation for the years ended December 31, 2018 and 2017 by each individual who acted as our principal executive officer and our two other most highly compensated executive officers or employees during the year ended December 31, 2018. We refer to the employees identified in this table as our “Named Executive Officers”.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Mahesh V. Patel
President, Chief	2018	439,350	118,625	423,400	157,783	14,273	(3)	1,153,430
Executive Officer and	2017	435,000	230,985	216,600	363,021	13,016	(3)	1,258,622
Chairman of the Board of Directors
Morgan R. Brown
Executive Vice	2018	325,000	68,250	167,900	78,891	11,000	(4)	651,041
President and Chief	2017	305,000	125,965	135,375	181,510	10,800	(4)	758,650
Financial Officer
Nachiappan Chidambaram
Vice President,	2018	233,997	30,888	131,400	35,764	11,000	(5)	443,049
Product Development	2017	216,664	56,246	108,300	82,285	8,667	(5)	472,162

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(1)	The amounts in this column do not reflect compensation actually received nor do they reflect the actual value that will be recognized. Instead, the amounts reflect the aggregate grant date fair value of restricted stock units in accordance with ASC Topic 718, computed by multiplying the closing stock price on the grant date by the number of restricted stock units awarded.

(2)	Reflects the aggregate grant date fair value of stock option awards computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2018 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2019.

(3)	Includes $3,273 and $2,216, respectively, in life insurance premiums we paid on behalf of the executive officer in 2018 and 2017 and $11,000 and $10,800, respectively, in 401(k) plan matching contributions in 2018 and 2017.

(4)	Includes $11,000 and $10,800, respectively, in 401(k) plan matching contributions in 2018 and 2017.

(5)	Includes $11,000 and $8,677, respectively, in 401(k) plan matching contributions in 2018 and 2017.

Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2018.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Numbers of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)
Mahesh V. Patel, Ph.D.	136,518	(2)	—	2.81	08/12/2023	335,000	435,500
	31,978	(3)	—	2.81	12/16/2023	—	—
	83,421	(4)	—	2.81	07/10/2023	—	—
	10,844	(5)	—	2.81	12/15/2023	—	—
	69,518	(6)	—	2.81	01/31/2023	—	—
	25,000	(7)	—	8.10	12/09/2023	—	—
	105,116	(8)	—	8.43	08/14/2024	—	—
	136,112	(8)	3,888	12.92	01/05/2026	—	—
	93,334	(8)	46,666	3.61	12/07/2026	—	—
	50,000	(8)	100,000	3.52	12/06/2027	—	—
	—	(8)	150,000	1.46	12/04/2028	—	—
Morgan R. Brown	50,000	(8)	—	6.00	09/16/2023	143,125	186,063
	15,000	(7)	—	8.10	12/10/2023	—	—
	34,268	(8)	—	8.43	08/14/2024	—	—
	48,612	(8)	1,388	12.92	01/05/2026	—	—
	33,334	(8)	16,666	3.61	12/07/2026	—	—
	25,000	(8)	50,000	3.52	12/06/2027	—	—
	—	(8)	75,000	1.46	12/04/2028	—	—
Nachiappan Chidambaram	13,068	(2)	—	2.81	8/12/2023	112,500	146,250
	2,780	(3)	—	2.81	12/16/2023	—	—
	1,390	(5)	—	2.81	12/15/2023	—	—
	11,122	(6)	—	2.81	01/31/2023	—	—
	5,000	(7)	—	8.10	12/10/2023	—	—
	31,000	(8)	—	8.43	08/14/2024	—	—
	24,306	(8)	694	12.92	01/05/2026	—	—
	20,000	(8)	10,000	3.61	12/07/2026	—	—
	11,334	(8)	22,666	3.52	12/06/2027	—	—
	—	(8)	34,000	1.46	12/04/2028	—	—

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(1)	The options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	These options replaced all of the executive officer’s prior stock option grants and were fully vested on the date of grant with a ten-year life.

(3)	Vesting of these stock options were originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. The stock options would vest on December 31st of the calendar year in which the specific milestone is accomplished as determined by the Board of Directors or on June 30, 2014, for any milestone accomplished prior to that date in 2014. Any shares that remained unvested as of June 30, 2014, would expire unless extended by our Board of Directors. Based upon milestones achieved in 2011, the Board of Directors determined that for 2011, 10% of such stock options and stock awards had vested as of December 31, 2011. No milestones were achieved in 2012. In January 2013, the vesting of these stock options was modified such that the stock options and stock awards will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the unvested portion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. In addition, the option expiration date was extended to the 10-year anniversary of the date of grant. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for TLANDO.

(4)	This option was fully vested on the date of grant.

(5)	Vesting of this stock option was originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. Based upon milestones achieved in 2012, the Board of Directors determined that for 2012, 30% of such options had vested as of December 31, 2012. In January 2013, the vesting of this stock option was modified such that the stock option will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the remaining unvested potion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for TLANDO.

(6)	Vesting of the stock option is 1/36th a month over a three-year term.

(7)	Vesting of the stock option is cliff vesting on December 31, 2014.

(8)	Vesting of the stock option is over a three-year term with cliff vesting of one-third with the remaining two thirds vesting at 1/24th a month over the next 24 months.

Executive Employment Agreements and Change-in-Control Arrangements

We have entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel, Mr. Morgan Brown and Dr. Nachiappan Chidambaram. Below is a description of such employment agreements.

Dr. Mahesh V. Patel: The Company has entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel received an initial base salary of $370,800 per year, which has been subsequently increased by the Board to $456,932 per year and is subject to further adjustment by the Board. Dr. Patel will be eligible to participate in the Company’s cash bonus plan, described in more detail below. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

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Mr. Morgan R. Brown: The Company has entered into a Second Amended and Restated Employment Agreement with Mr. Morgan R. Brown, who was appointed Executive Vice President and Chief Financial Officer of the Company in September 2013. Mr. Brown serves as the Company’s principal financial officer and principal accounting officer. Under the terms of the Second Amended and Restated Employment Agreement between the Company and Mr. Brown, dated March 3, 2017 (the “Mr. Brown Agreement”), Mr. Brown received an initial base salary of $305,000 per year, which has been subsequently increased by the Board to $338,000 per year, and is subject to further adjustment by the Board. Mr. Brown is eligible to participate in the Company’s cash bonus plan. In the event Mr. Brown’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Brown Agreement, Mr. Brown will be entitled to receive among other severance benefits, 52 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Dr. Nachiappan Chidambaram: The Company has entered into an Employment Agreement with Dr. Nachiappan Chidambaram, who was appointed Vice President Product Development of the Company in November 2018. Under the terms of the Employment Agreement between the Company and Dr. Chidambaram, dated November 5, 2018 (the “Dr. Chidambaram Agreement”), Dr. Chidambaram received an initial base salary of $234,000 per year, which has been subsequently increased by the Board to $243,360 per year, and is subject to further adjustment by the Board. Dr. Chidambaram is eligible to participate in the Company’s cash bonus plan. In the event Dr. Chidambaram’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Chidambaram Agreement, Dr. Chidambaram will be entitled to receive among other severance benefits, 26 weeks of severance pay at his then-applicable base salary and six months accelerated vesting of all outstanding equity awards.

Certain Relationships and Related Transactions

Since January 1, 2017, there has not been, nor has there been proposed, any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the past two fiscal years, and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC, an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer and Chairman of our Board of Directors. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each a member of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we are entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment

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agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

Under the services agreement, we agreed to provide facilities and up to 10% of the services of certain employees to Spriaso for a period of up to 18 months which expired January 23, 2015. Effective January 23, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing up to 10% of the services of certain employees to Spriaso at a rate of $230/hour for a period of six months. Effective July 23, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2016, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2016, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2017, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2017, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2018, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2018, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2019, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period, however the agreement may be extended upon written agreement of Spriaso and us. Additionally, Spriaso filed its first NDA in 2014, as an affiliated entity of Lipocine, it used up the one-time waiver of user fees for a small business submitting its first human drug application to FDA.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2018 relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding options(1)	(b) Weighted- average exercise price of outstanding options(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plan approved by stockholders	3,106,741	$5.00	794,814

Equity compensation plans not approved by stockholders	-	-	-

TOTAL	3,106,741	$5.00	794,814

(1)	The balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2011 Equity Incentive Plan, as amended, and our 2014 Equity and Incentive Plan, as amended. Shares available for issuance under the 2014 Equity and Incentive Plan, may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)	The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

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PROPOSAL NO. 4
STOCKHOLDER PROPOSAL TO PROVIDE FOR DIRECTOR ELECTION BY THE AFFIRMATIVE VOTE OF THE MAJORITY OF VOTES CAST AT AN ANNUAL MEETING OF STOCKHOLDERS IN UNCONTESTED ELECTIONS

Background

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.

California Public Employees’ Retirement System (“CalPERS”), P.O. Box 2749, Sacramento, CA 95812-2749, the beneficial owner of shares of the Company’s common stock with a market value greater than $2,000.00 on the date the proposal was submitted, has notified the Company of its intent to present the following proposal at the Annual Meeting.

RESOLVED: Shareholders of Lipocine Inc. (Company) request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections. A plurality vote standard, however, will apply to contested director elections; that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement

Is accountability by the Board of Directors important to you? As a long-term shareowner of the Company, CalPERS thinks accountability is of paramount importance. This is why we are sponsoring this proposal. This proposal would remove a plurality vote standard for uncontested elections that effectively disenfranchises shareowners and eliminates a meaningful shareowner role in uncontested director elections.

Under the Company’s current voting system, a director may be elected with as little as one affirmative vote because “withheld” votes have no legal effect. This scheme deprives shareowners of a powerful tool to hold directors accountable because it makes it impossible to defeat directors who run unopposed. Conversely, a majority voting standard allows shareowners to actually vote “against” candidates and to defeat reelection of a management nominee who is unsatisfactory to the majority of shareowners who cast votes.

A substantial number of companies have already adopted this form of a majority voting. More than 90% of the companies in the S&P 500 have adopted a form of majority voting for uncontested director elections. We believe the Company should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation, and not continue to serve, unless the Board declines the resignation and publicly discloses its reasons for doing so.

Majority voting in director elections empowers shareowners to clearly say “no” to unopposed directors who are viewed as unsatisfactory by a majority of shareowners casting a vote. Incumbent board members serving in a majority vote system are aware that shareowners have the ability to determine whether the director remains in office. The power of majority voting, therefore, is not just the power to effectively remove poor directors, but also the power to heighten director accountability through the threat of a loss of majority support. That is what accountability is all about.

CalPERS believes that corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. It is intuitive then, when directors are accountable for their actions, they perform better. We therefore ask you to join us in requesting that the Board of Directors promptly adopt the majority voting standard for uncontested director elections. We believe the Company’s shareowners will substantially benefit from the increased accountability of incumbent directors and the power to reject directors shareowners believe are not acting in their best interests. Please vote FOR this proposal.

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Lipocine Opposing Statement

The Board has considered the stockholder proposal and, for the reasons described below, believes that the proposal is not in the best interests of Lipocine and its stockholders.

The Board does not believe that majority voting in the uncontested election of directors augments the role of stockholders in the election of directors and believes that adopting such a majority standard introduces unnecessary legal uncertainty into the Company’s corporate governance. Lipocine has had plurality voting in place since the Company went public, and the Board believes that this practice has served the Company well in electing highly-qualified and independent directors. We expect our directors to support policies that are in the long-term best interests of Lipocine and its stockholders, even if such choices could lead to “withhold” vote campaigns against qualified directors. This is particularly important for its stockholders as Lipocine operates in a highly competitive and extremely dynamic marketplace. As a Board, we strongly believe that a majority voting policy, and the potential distraction that ensues therefrom, does not enhance the ability of our directors to act in the long-term best interests of Lipocine and its stockholders.

Plurality voting is the default standard under Delaware law for the election of directors and, accordingly, the rules governing plurality voting are well-established over many decades of experience and precedent. A plurality voting standard ensures that a corporation does not have “failed elections.” That is, an election in which a director is not chosen and a vacancy on the board results. If directors are not elected or are otherwise required to resign upon failing to receive a majority of votes cast, as set forth in the current proposal, the Company may face legal uncertainty as to satisfying certain Nasdaq listing requirements or other corporate governance regulations, such as those relating to the independence of directors, committee composition or the maintenance of an audit committee financial expert. In addition, deviating from the Delaware standard is unnecessary given that under the plurality voting standard, stockholders have the ability to express disapproval of corporate policies, strategy or director candidates through the use of withhold votes. Institutional and retail investors successfully utilize withhold vote campaigns to influence corporate policies and director elections. The use of withhold votes provides the Board with flexibility in appropriately responding to stockholder dissatisfaction, while continuing to empower the Board to fulfill its fiduciary duty to act in the best interests of all stockholders. In addition, stockholders who are truly dissatisfied with director candidates have the ability to nominate alternative candidates and also may make recommendations for nominations directly to the Board.

For the foregoing reasons, the Board unanimously believes that this proposal is not in the best interests of Lipocine or its stockholders, and recommends that you vote “AGAINST” Proposal No. 4.

Vote Required

The affirmative vote of the shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the stockholder proposal. The proposal is advisory and accordingly, is not binding on the Board or the Company.

Recommendation

The Board recommends that stockholders vote “AGAINST” the stockholder proposal to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSAL NO. 4, WHICH IS THE STOCKHOLDER PROPOSAL TO PROVIDE FOR DIRECTOR ELECTION BY THE AFFIRMATIVE VOTE OF THE MAJORITY OF VOTES CAST AT AN ANNUAL MEETING OF STOCKHOLDERS IN UNCONTESTED ELECTIONS.

Unless marked otherwise, proxies received will be voted “AGAINST” Proposal No. 4.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2018, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

Other Business

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

Annual Report on Form 10-K

On March 6, 2019, we filed our Annual Report on Form 10-K for the year ended December 31, 2018. A copy of the Annual Report on Form 10-K has been made available with this Proxy Statement to all stockholders entitled to notice of and to vote at the annual meeting.

Stockholder Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 3, 2020, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2020 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by us between February 13, 2020 and March 14, 2020. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2020 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal no later than March 12, 2020, which is 45 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the Annual Meeting.

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Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

April 30, 2019

Salt Lake City, Utah

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APPENDIX I

KPMG LLP
Suite 1500
15 W. South Temple
Salt Lake City, UT 84101

June 29, 2018

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Lipocine Inc. and, under the date of March 12, 2018, we reported on the consolidated financial statements of Lipocine Inc. as of and for the years ended December 31, 2017 and 2016 and the effectiveness of internal control over financial reporting as of December 31, 2017. On June 27, 2018, we were dismissed. We have read Lipocine Inc.’s statements included under Item 4.01 of its Form 8-K dated June 29, 2018, and we agree with such statements.

Very truly yours,

30

Appendix II

LIPOCINE INC. 675 ARAPEEN DRIVE, SUITE 202 SALT LAKE CITY, UTAH 84108 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 VOTE BY INTERNET - WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Lipocine Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # 0000000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FOR WITHHOLD FOR ALL ALL ALL EXCEPT THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING: 1. Election of Directors NOMINEES 01 Mahesh V. Patel 02 Stephen A. Hill 03 Jeffrey A. Fink 04 John W. Higuchi 05 Richard Dana Ono THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2 AND 3. FOR AGAINST ABSTAIN 2. Proposal to ratify the selection of Tanner LLC as Lipocine Inc.'s independent registered public accounting firm. 3. Proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company's named executive directors. For address change/comments, mark here. (see reverse for instructions) To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST THE FOLLOWING PROPOSAL: FOR AGAINST ABSTAIN 4. Proposal to consider one stockholder proposal, if properly presented at the Annual Meeting, to provide for director election by the affirmative vote of the majority of votes cast at an annual meeting of stockholders in uncontested elections. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3 and AGAINST Item 4. If any other matters properly come before the meeting or if cumulative voting is required, the person named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # 0000411567_1 R1.0.1.18 0000000000 02

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Notice and Proxy Statement and Form 10-K are available at WWW.PROXYVOTE.COM LIPOCINE INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2019 The stockholder(s) hereby appoint(s) Mahesh V. Patel and Morgan R. Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LIPOCINE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, Mountain Daylight Time on June 12, 2019, at the Lipocine's Offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. ADDRESS CHANGE/COMMENTS: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE 0000411567_2 R1.0.1.18